SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Federated Income Trust. The report covers the six-month period from February 1, 2000 through July 31, 2000 and includes the fund's investment review, portfolio of investments and financial statements.

This fund pursues an attractive level of monthly income through a diversified portfolio of mortgage backed securities. During the reporting period, the fund's portfolio maintained its AAAf rating by Standard & Poor's, the highest available from this independent rating service.1

Over the six-month reporting period, the fund paid dividends totaling $0.324 per share for Institutional Shares and $0.313 per share for Institutional Service Shares. Net asset value for both share classes increased by $0.13 to end the reporting period at $9.86. Total returns for Institutional Shares and Institutional Service Shares were 4.73%2 and 4.62%,2 respectively. The fund's net assets totaled $676 million on the last day of the reporting period.

We appreciate your continued confidence in Federated Income Trust. As always, we welcome your questions and comments.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
September 15, 2000

1 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

2 Performance quoted represents past performance and is no guarantee of future returns. Investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost.

Investment Review

Federated Income Trust is designed for shareholders seeking participation in a professionally managed portfolio of U.S. government securities. The fund offers daily liquidity, credit control and other advantages over comparable U.S. Treasuries, while at the same time allowing investors to avoid the complexities of managing a portfolio of mortgage backed securities. Shareholders receive a diversified portfolio managed under a set of highly conservative disciplines.

The U.S. economy continued its strong performance during the semi-annual reporting period. There were several themes that drove the Treasury market during this reporting period. The main theme was the reduction of supply in Treasuries driven by the huge budget surplus and buy back operations by the Treasury. Also in the forefront was the Federal Reserve Board's (the "Fed") continued vigilance against inflation through a series of interest rate tightenings. The saga began in January with the Treasury's announcement of its intentions to buy back outstanding Treasury securities. Tax revenue generated by the longest economic expansion on record has put the government on course for a third straight annual surplus, allowing the U.S. government to retire and repurchase debt. This was followed by drastic reductions in quarterly Treasury issuance announced at the beginning of February. While these developments were unfolding, the Fed was increasing short-term rates. The immediate reaction to these events was an abrupt inversion of the Treasury yield curve. As yields in the front end of the curve were rising in anticipation of further interest rate hikes, yields in the back end were declining in response to the forthcoming buy backs and the shrinking of Treasury supply and possible elimination of the 30--year U.S. Treasury bond. The first of the buy back operations occurred at the beginning of March. The government has repurchased $17.5 billion in securities since the buy backs began. The objective of the U.S. Treasury is to repurchase $30 billion in securities this calendar year. Until this year, the Treasury had not repurchased debt for 70 years. Once the reduced Treasury supply was reflected in the form of the inversion of the curve, the market began to shift its focus more towards fundamentals. The drivers during the reporting period were the threat of inflation and what the Fed would do to fight the potential threat of increasing inflation. From the beginning of the year until August, the Fed increased the federal funds target rate three times, with two hikes of 25 basis points each, followed by a 50 basis point hike in May. The Fed was always careful about preparing the markets for its next move, but that did not prevent violent swings in the market in reaction to economic data and the subsequent changes in perception about whether inflation was on the rise. This was best evident in the middle of the reporting period, when the ECI (Employment Cost Index) came in much stronger than expected. This triggered a large sell-off in the Treasury market, as investor sentiment turned extremely bearish. At the height of the sell-off, the curve was inverted between the 2- and 30-year Treasury by a negative 75 basis points. The turning point occurred in mid-May with the Fed's much anticipated 50 basis point rate increase. What followed was a series of economic reports throughout the early summer indicating tentative signs of a slowdown. Treasury yields fell dramatically, and have been range bound. The 10-year Treasury has been in a range of 6.0% to 6.2% since the beginning of June.

The mortgage market started the new year with high expectations. The spread relationship between mortgage backed securities and U.S. Treasuries widened in the final quarter of 1999 as investors favored cash equivalent investments in advance of Y2K. After a brief rally in the first few weeks of 2000, investors' focus shifted to the fundamental changes taking place in the Treasury market. The dramatic reduction in the supply of Treasuries led to their outperformance versus mortgages and other spread products in the first half of 2000. Although widening mortgage spreads dominated the reporting period, mortgages did outperform agency debentures because of Congress's GSE (Government Sponsored Entity) scrutiny and falling volatility. Within the mortgage sector, GNMAs outperformed conventional pass-throughs by 100 basis points through June based upon the Lehman Brothers Mortgage Index. Investors bought GNMAs as a full faith and credit alternative to increasingly scarce Treasuries and to seek shelter from GSE headline risk. Additionally, changes in Federal Home Loan Bank (FHLB) regulations led to increased purchases and commitments to purchase raw FHA loans by the FHLBs. This purchasing curtailed the supply of GNMAs relative to conventionals.

As the second half of the reporting period begins, the outlook for mortgage backed securities is positive. This outlook is not without hurdles, however. There are sectors of the mortgage market dealing with dislocations, such as the short end of the CMO market, which has been depressed by waves of selling from bank balance sheet restructuring. Other obstacles could include further inversion of the Treasury yield curve and widening in swap spreads owing to continued Treasury buy backs. The prepayment environment is anticipated to be stable over the near term. The mortgage market today has less prepayment exposure than in the past instances when the 10-year Treasury yield approached the 6.0% yield level. The prepayment experience this year has largely been driven by turnover and price appreciation. But there are anecdotal signs that housing sales are slowing, and the rate of home price appreciation is starting to moderate. While caution is warranted, the overall yield level of many sectors of the mortgage market and the resulting real rates of return mortgages offer should reward investors over the long term.

Current portfolio strategy targets an effective duration of 4.3 years, which is neutral to the Lehman Brothers Mortgage Index.1 The asset allocation mix reflects a blend of GNMA and conventional mortgage securities with a diversified range of coupons averaging 7.07%. During the reporting period, the portfolio has increased exposure to current coupon securities and structured mortgage product. Current coupon mortgages were favored due to their greater liquidity and the potential for attractive dollar roll opportunities. Structured mortgage product was purchased at even yield levels to equivalent coupon collateral. Historically, structured mortgage product with prepayment protection has traded at lower yields versus the underlying collateral.

During the semi-annual reporting period, the fund produced a net total rate of return of 4.73%2 for the Institutional Shares and a 4.62%2 return for the Institutional Service Shares. This compares to a 5.24% return on the Lehman Brothers Mortgage Index. Rated AAAf by Standard & Poor's, for credit quality, the fund remains committed to competitive yields and daily liquidity.

1 The Lehman Brothers Mortgage Index is a total, comprehensive mortgage index composed of 30-year GNMA, FHLMC, and FNMA pass-throughs, 15-year GNMA, FHLMC, and FNMA pass-throughs, and GNMA GPMs. This index is unmanaged and investments cannot be made in an index.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Volatility Rating

The fund has received a "volatility rating" of S2 from Standard & Poor's Ratings Services (S&P), which is current as of July 20, 2000. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S2 rating to bond funds that possess "low to moderate sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates the second lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S2-rated funds should be less than or equal to that of a portfolio comprised of U.S. government securities maturing within three to seven years. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expected to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/ratings/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

Portfolio of Investments

JULY 31, 2000 (UNAUDITED)

Principal Amount			Value
		LONG TERM OBLIGATIONS--96.4%
		Federal Home Loan Mortgage Corp.--32.7%[1]
$73,059		11.500%, 12/1/2014	$79,361
405,363		9.500%, 11/1/2009 - 9/1/2016	416,874
1,542,541		9.000%, 4/1/2009 - 2/1/2013	1,565,058
7,119,122		8.000%, 9/1/2014 - 11/1/2029	7,192,305
49,148,459		7.500%, 12/1/2022 - 8/1/2029	48,616,038
100,473,254		7.000%, 10/1/2007 - 7/1/2029	97,199,780
70,083,075		6.500%, 2/1/2029 - 9/1/2029	66,271,957

		TOTAL	221,341,373

		Federal Home Loan Mortgage Corp. REMIC--1.3%[1]
7,128,646		6.500%, Series 2139-IO (Interest Only), 10/15/2026	1,764,340
14,048,217		6.500%, Series 2070-IO (Interest Only), 7/15/2028	4,354,947
71,649,437		1.000%, Series 2100-AI (Interest Only), 6/15/2026	2,731,635

		TOTAL	8,850,922

		Federal National Mortgage Association--21.9%[1]
5,661,535		10.500%, 12/1/2019 - 4/1/2022	6,048,707
7,782,651		10.000%, 11/1/2009 - 4/1/2025	8,171,848
9,158,045		8.000%, 12/1/2026	9,203,835
24,981,865		7.500%, 3/1/2010 - 2/1/2030	24,654,797
34,623,944	[2]	7.000%, 2/1/2029 - 9/1/2029	33,464,769
34,600,875		6.500%, 12/1/2027 - 9/1/2029	32,711,791
35,785,818	[2]	6.000%, 1/1/2014 - 6/1/2014	33,885,350

		TOTAL	148,141,097

		Federal National Mortgage Association REMIC--4.7%[1]
10,000,000		6.000%, Series 1999-28-PL, 1/25/2028	8,970,750
17,533,429		6.000%, Series 302-2 (Interest Only), 6/1/2029	5,550,382
17,533,429		0.000%, Series 302-1 (Principal Only), 6/1/2029	10,553,020
9,291,638		0.000%, Series 284-1, (Interest Only), 7/1/2027	6,376,386

		TOTAL	31,450,538

Principal Amount			Value
		LONG TERM OBLIGATIONS--continued
		Government National Mortgage Association--35.8%[1]
$1,874,728		9.500%, 5/15/2030	$1,945,030
29,777,968		8.500%, 12/15/2029 - 6/15/2030	30,391,990
21,684,723		8.000%, 11/15/2023 - 4/15/2030	21,859,206
13,572,671		7.500%, 7/15/2029 - 2/15/2030	13,445,359
69,326,821		7.000%, 6/15/2026 - 4/15/2029	67,351,660
112,795,779		6.500%, 12/15/2023 - 4/15/2029	107,334,517

		TOTAL	242,327,762

		TOTAL LONG TERM OBLIGATIONS (IDENTIFIED COST $662,392,526)	652,111,692

		OPEN-END INVESTMENT COMPANY--3.6%
24,376,402		Government Obligations Fund (At Cost)	24,376,402

		REPURCHASE AGREEMENTS--4.8%[3]
17,235,000	[4,5]	Goldman Sachs Group, LP, 6.490%, dated 7/14/2000, due 8/16/2000	17,235,000
15,090,000	[4,5]	Goldman Sachs Group, LP, 6.500%, dated 7/18/2000, due 8/21/2000	15,090,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	32,325,000

		TOTAL INVESTMENTS (IDENTIFIED COST $719,093,928)[6]	$708,813,094

1 Because of monthly principal payments, the average lives of the Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Government National Mortgage Association securities approximate 1-10 years.

2 All or a portion of this security is subject to a future dollar roll transaction.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if creditworthiness of the issuer is downgraded.

5 Securities held as collateral for future dollar roll transactions.

6 The cost of investments for federal tax purposes amounts to $719,093,928. The net unrealized depreciation of investments on a federal tax basis amounts to $10,280,834 which is comprised of $2,354,729 appreciation and $12,635,563 depreciation at July 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($676,079,239) at July 31, 2000.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JULY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $719,093,928)		$708,813,094
Income receivable		3,978,898
Receivable for investments sold		20,343,290

TOTAL ASSETS		733,135,282

Liabilities:
Payable for investments purchased	$53,130,353
Payable for shares redeemed	176,955
Income distribution payable	3,747,593
Accrued expenses	1,142

TOTAL LIABILITIES		57,056,043

Net assets for 68,541,456 shares outstanding		$676,079,239

Net Assets Consist of:
Paid-in capital		$812,370,419
Net unrealized depreciation of investments		(10,280,834)
Accumulated net realized loss on investments		(126,010,346)

TOTAL NET ASSETS		$676,079,239

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$622,933,620 ÷ 63,153,716 shares outstanding		$9.86

Institutional Service Shares:
$53,145,619 ÷ 5,387,740 shares outstanding		$9.86

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

Investment Income:
Interest (net of dollar roll expense of $806,610)			$24,828,540

Expenses:
Investment adviser fee		$1,373,257
Administrative personnel and services fee		258,516
Custodian fees		18,021
Transfer and dividend disbursing agent fees and expenses		86,182
Directors'/Trustees' fees		8,235
Auditing fees		8,581
Legal fees		2,060
Portfolio accounting fees		67,109
Distribution services fee--Institutional Service Shares		64,059
Shareholder services fee--Institutional Shares		794,227
Shareholder services fee--Institutional Service Shares		64,059
Share registration costs		15,961
Printing and postage		18,383
Insurance premiums		1,200
Miscellaneous		4,977

TOTAL EXPENSES		2,784,827

Waivers:
Reimbursement of investment advisory fee	$(868)
Waiver of distribution services fee--Institutional Service Shares	(61,496)
Waiver of shareholder services fee--Institutional Shares	(667,151)

TOTAL WAIVERS AND REIMBURSEMENTS		(729,515)

Net expenses			2,055,312

Net investment income			22,773,228

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(11,670,760)
Net change in unrealized appreciation of investments			21,069,838

Net realized and unrealized gain on investments			9,399,078

Change in net assets resulting from operations			32,172,306

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) July 31, 2000	Year Ended January 31, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,773,228	$48,649,667
Net realized loss on investments (($11,670,760) and ($11,690,857) respectively, as computed for federal tax purposes)	(11,670,760)	(13,967,816)
Net change in unrealized appreciation (depreciation) of investments	21,069,838	(35,367,122)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,172,306	(685,271)

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(21,126,660)	(45,681,841)
Institutional Service Shares	(1,646,568)	(3,464,256)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(22,773,228)	(49,146,097)

Share Transactions:
Proceeds from sale of shares	81,306,603	223,548,017
Net asset value of shares issued to shareholders in payment of distributions declared	5,353,431	13,368,381
Cost of shares redeemed	(129,184,187)	(233,114,800)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(42,524,153)	3,801,598

Change in net assets	(33,125,075)	(46,029,770)

Net Assets:
Beginning of period	709,204,314	755,234,084

End of period	$676,079,239	$709,204,314

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) July 31,	Year Ended January 31,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.73	$10.41	$10.38	$10.15	$10.39	$ 9.70
Income From Investment Operations:
Net investment income	0.32	0.67	0.62	0.66	0.68	0.67
Net realized and unrealized gain (loss) on investments	0.13	(0.68)	0.03	0.24	(0.24)	0.69

TOTAL FROM INVESTMENT OPERATIONS	0.45	(0.01)	0.65	0.90	0.44	1.36

Less Distributions:
Distributions from net investment income	(0.32)	(0.67)	(0.62)	(0.67)	(0.68)	(0.67)

Net Asset Value, End of Period	$ 9.86	$ 9.73	$10.41	$10.38	$10.15	$10.39

Total Return[1]	4.73%	(0.13%)	6.46%	9.20%	4.44%	14.44%

Ratios to Average Net Assets:

Expenses	0.58%[2]	0.57%	0.57%	0.58%	0.58%	0.58%

Net investment income	6.65%[2]	6.57%	6.05%	6.50%	6.70%	6.67%

Expense waiver/reimbursement[3]	0.21%[2]	0.21%	0.21%	0.22%	0.22%	0.22%

Supplemental Data:

Net assets, end of period (000 omitted)	$622,934	$656,644	$704,266	$746,407	$838,542	$983,093

Portfolio turnover	55%	103%	151%	306%	212%	184%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) July 31,	Year Ended January 31,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.73	$10.41	$10.38	$10.15	$10.39	$ 9.70
Income From Investment Operations:
Net investment income	0.31	0.65	0.60	0.64	0.65	0.65
Net realized and unrealized gain (loss) on investments	0.13	(0.68)	0.03	0.24	(0.24)	0.69

TOTAL FROM INVESTMENT OPERATIONS	0.44	(0.03)	0.63	0.88	0.41	1.34

Less Distributions:
Distributions from net investment income	(0.31)	(0.65)	(0.60)	(0.65)	(0.65)	(0.65)

Net Asset Value, End of Period	$ 9.86	$ 9.73	$10.41	$10.38	$10.15	$10.39

Total Return[1]	4.62%	(0.35%)	6.22%	8.96%	4.21%	14.19%

Ratios to Average Net Assets:

Expenses	0.80%[2]	0.79%	0.79%	0.80%	0.80%	0.80%

Net investment income	6.43%[2]	6.16%	5.71%	6.28%	6.49%	6.45%

Expense waiver/reimbursement[3]	0.24%[2]	0.24%	0.24%	0.25%	0.25%	0.25%

Supplemental Data:

Net assets, end of period (000 omitted)	$53,146	$52,561	$50,968	$43,424	$43,257	$40,788

Portfolio turnover	55%	103%	151%	306%	212%	184%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JULY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At January 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $111,666,622, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$95,314,299

2005	4,661,466

2008	11,690,857

Additionally, net capital losses of $2,621,987 attributable to security transactions after October 31, 1999, are treated as arising on February 1, 2000, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Six Months Ended July 31, 2000		Year Ended January 31, 2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	7,211,254	$70,849,587	19,623,831	$197,630,211
Shares issued to shareholders in payment of distributions declared	480,609	4,709,631	1,173,082	11,788,213
Shares redeemed	(12,031,432)	(117,967,844)	(20,965,507)	(210,809,899)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,339,569)	$(42,408,626)	(168,594)	$(1,391,475)

	Six Months Ended July 31, 2000		Year Ended January 31, 2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,062,568	$10,457,016	2,570,722	$25,917,806
Shares issued to shareholders in payment of distributions declared	65,698	643,800	157,313	1,580,168
Shares redeemed	(1,143,031)	(11,216,343)	(2,222,266)	(22,304,901)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(14,765)	$(115,527)	505,769	$5,193,073

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,354,334)	$(42,524,153)	337,175	$3,801,598

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended July 31, 2000, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated advisers), common Directors/Trustees, and/or common officers. These purchase and sales transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $103,363,059 and $86,126,171, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended July 31, 2000, were as follows:

Purchases	$ 385,677,903

Sales	$454,634,139

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

RICHARD B. FISHER

Vice President

EDWARD J. TIEDGE

Vice President

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated Income Trust

SEMI-ANNUAL REPORT TO SHAREHOLDERS

JULY 31, 2000

Federated
Federated Income Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314199100
Cusip 314199209

8082203 (9/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.